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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21120

Conestoga Funds
(Exact name of registrant as specified in charter)

550 E. Swedesford Road, Suite 120 Wayne, PA	19087
(Address of principal executive offices)	(Zip code)

Conestoga Capital Advisors 550 E. Swedesford Road, Suite 120 Wayne, PA 19087
(Name and address of agent for service)

With Copy To:

Josh Deringer, Esq.

Faegre Drinker Biddle & Reath LLP

One Logan Square, Suite 2000

Philadelphia, PA 19103

Registrant's telephone number, including area code:	(800) 320-7790

Date of fiscal year end:	September 30

Date of reporting period:	March 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles. A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.

A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

Conestoga Funds

SMALL CAP FUND

SMID CAP FUND

M a n a g e d B y

SEMI-ANNUAL REPORT

March 31, 2021
(Unaudited)

CONESTOGA FUNDS CHAIRMAN’S LETTER

May 26, 2021

Dear Fellow Shareholders of the Conestoga Funds,

It is hard to believe it is now over one year since onset of the global pandemic of COVID-19. The equity markets have exhibited significant volatility during the last twelve months. Nonetheless the speed and magnitude in which the Federal Reserve acted as well as the significant stimulus packages passed by Congress provided an extraordinary environment for the stock market. The equity markets bottomed in March of 2020, and the recovery in stock prices has been remarkable. The trailing one-year return for the primary benchmarks of both the Conestoga Small Cap Fund and Conestoga SMid Cap Fund have risen by nearly 100% since the market lows of March 2020 through the end of March 2021. From an economic perspective in the US, we have gone from a period in which businesses were closed with little to no demand for their goods/services to today where businesses are seeing extraordinary market demand and challenged by labor shortages, supply chain constraints and inflation pressures. Additionally, with the risk of inflation squarely in investor’s mind, investors have rotated away from growth stocks and moved to cyclical, value-based stocks in the last six months.

Such a dramatic rise in markets and rotation to value stocks presents a challenging environment for Conestoga’s conservative, high-quality growth investment approach. As we detail in the Managers’ Letter that follows, we have lagged our benchmarks in the first six months of the Funds’ fiscal year. Importantly both Funds have performed very consistently with their styles. Historically, the Funds have been able to protect shareholders’ capital in down and volatile markets and lagged in very speculative, easy monetary policy environments. I believe that the Funds performed as they are designed to do in the last six months.

We are also pleased to report that both the Small Cap Fund and SMid Cap Fund have experienced net inflows over the six months ended March 31, 2021. We believe these net inflows reflect the Fund shareholders’ shared philosophy of long-term investing that we espouse with the Conestoga Funds. Our Small Cap Fund remains in soft close, which we believe is working effectively to moderate the growth of the Small Cap Fund. The SMid Cap Fund’s net assets have grown to over $300 million, and our new business development efforts remain focused on growing the SMid Cap Fund.

We are also pleased to announce that the Board of Trustees, recently approved the launch of The Conestoga Mid Cap Fund. I believe the mid cap asset class is an important asset class for investors to have as part of their asset allocation. The mid cap asset class is a natural extension of Conestoga’s small/smid cap portfolio management and equity research capabilities. The goal is to launch the Mid Cap Fund by the end of June 2021.

We thank you for your investment in the Conestoga Funds, it is greatly appreciated.

Sincerely,

Robert M. Mitchell

Robert M. Mitchell
Chairman and Chief Executive Officer
The Conestoga Funds

CONESTOGA FUNDS MANAGER’S LETTER

May 26, 2021

Dear Fellow Shareholders,

The equity market rally that began in March of 2020 continued into the new year as investors pushed stocks higher despite a variety of potentially worrisome developments. The rollout of COVID-19 vaccines, declining cases and deaths provided continued hope that we are nearing the end of the pandemic’s impact on the economy. Employment gains and a second stimulus package are expected to further boost the economy in the quarters ahead. Inflation concerns led to a rise in interest rates, with the U.S. 10-Year Treasury yield almost doubling from 0.9% to 1.7% in the first three months of 2021.

The enthusiasm for risk-taking and equities pushed the Russell 2000 to an all-time high on February 9, 2021. “Meme stocks” – those featured on Reddit and heavily shorted – posted outsized gains in the first few weeks of the 2021 only to give back much of their gains. Small capitalization stocks outperformed large capitalization stocks, although the S&P 500 and NASDAQ indices were also near their all-time highs at the end of the first quarter. There was a clear shift away from Growth and Technology stocks in favor of Value and more cyclical stocks during the first six months of the Funds’ fiscal year. In the first quarter alone, the Russell 2000 Value Index outperformed the Russell 2000 Growth Index by over 16% – the largest relative quarterly outperformance by the Value Index since 2000 – as investors moved away from those companies that benefited from a closed economy and low interest rates towards those that will benefit from an eventual reopening and higher interest rates.

Both the Conestoga Small Cap Fund and SMid Cap Fund underperformed their benchmarks in the first six months of the Funds’ fiscal year. Both strategies lagged significantly in the surging rally through early February, despite minimal negative news on the stocks within our Funds. As the market cooled in February, both Funds outperformed and closed the relative performance gap. The Small Cap Fund declined –6.28% net-of-fees versus the benchmark Russell 2000 Growth Index return of –10.74% from the index peak on February 9 through March 31, while the SMid Cap Fund declined –4.58% net-of-fees versus the benchmark Russell 2500 Growth Index return of –10.43% from the index peak on February 12 through March 31. Many of the stylistic headwinds that the Conestoga strategies have faced over the past year continued during this period while others abated. In the first quarter of 2021, loss-making companies underperformed profitable companies for the first time in over one year, but other standard markers of quality (debt levels, returns on equity, etc.) were less positive.

Returns for both Funds for the periods through March 31, 2021 are below:

	1Q 2021	Six Months	1 Year	3 Years*	5 Years*	10 Years*	Since Inception* (10-1-02)
Conestoga Small Cap Fund (Investors Class)	2.91%	28.09%	66.26%	18.24%	20.72%	14.62%	13.28%
Russell 2000 Growth Index	4.88%	35.92%	90.20%	17.16%	18.61%	13.02%	12.63%
Russell 2000 Index	12.70%	48.05%	94.85%	14.76%	16.35%	11.68%	11.68%

	1Q 2021	Six Months	1 Year	3 Years*	5 Years*	Since Inception* (1-21-14)
Conestoga SMid Cap Fund (Investors Class)	2.03%	21.67%	63.81%	18.56%	21.60%	12.78%
Russell 2500 Growth Index	2.49%	29.02%	87.50%	19.96%	19.91%	13.87%
Russell 2500 Index	10.93%	41.33%	89.40%	15.34%	15.93%	11.36%

SMALL CAP FUND PERFORMANCE REVIEW

For the six months ended March 31, 2021, the Conestoga Small Cap Fund (Investors Class Shares) underperformed its benchmarks. The Small Cap Fund returned 28.09% versus the Fund’s benchmark, Russell 2000 Growth Index, return of 35.92%% and the Russell 2000 Index return of 48.05%. The Technology, Industrials and Consumer Discretionary sectors were the largest detractors from relative returns while strong performance in the Health Care sector helped lift performance. After outsized gains in 2020, unprofitable companies finally fell back to earth in the first quarter and underperformed their profitable counterparts providing a tailwind for the portfolio. It was not enough however to offset the strong returns of high beta stocks with the highest levels of leverage.

Negative stock selection in the Technology sector was the largest detractor from relative results during the last six months. Many of the Small Cap Fund’s positions simply could not keep pace with the Russell 2000 Growth Index Technology sector holdings, which rose over 40% during the six-month period. Our weakest performer in the sector was Vertex Inc. (VERX), a provider of tax automation services to larger corporations, which suffered as some large deals that were delayed due to COVID-19 and a slightly higher customer churn level. At the end of the period, the Fund’s Technology sector performance was impacted by higher growth and higher multiple cloud software stocks, which experienced selling pressure as investors rotated away from these types of stocks.

Our holdings in Mercury Systems, Inc. (MRCY) and Mesa Laboratories, Inc. (MLAB) were the biggest laggards in the Industrials sector. Investor fears over the defense budget being crowded out by other spending priorities by the new administration has negatively affected MRCY and shares of MLAB traded lower as COVID-19 lab closures and weak macroeconomic conditions impacted results.

The biggest bright spot for the Fund’s relative performance was in the Health Care sector where strong stock selection, particularly from our long-time position in Ligand Pharmaceuticals, Inc (LGND), as well as positive allocation effects from our perpetual underweight to the poorly performing biotechnology industry boosted relative returns.

Conestoga added three new stocks to the Small Cap Fund during the first six months of the fiscal year: Simulations Plus (SLP), Vertex Inc. (VERX) and Workiva Inc. (WK). VERX and WK provide cloud-based software solutions to their customers, while SLP serves the biotech and pharmaceutical industries with modeling software and consulting services. To make room for these new holdings, we removed Bio-Techne Corp. (TECH) and Proto Labs Inc. (PRLB). TECH had been a holding of the Small Cap Fund for over ten years and had grown to over $10 billion in market capitalization, while PRLB was removed on our expectations that SLP provided a better risk-return profile.

SMID CAP FUND PERFORMANCE REVIEW

The Conestoga SMid Cap Fund (Investors Class Shares) returned 21.67% over the six months ended March 31, 2021. This underperformed the Russell 2500 Growth Index return of 29.02% and the Fund’s benchmark, the Russell 2500 Index, return of 41.33% over the same period. Stock selection was the source of the underperformance, with negative stock selection effects most prominent in the Consumer Discretionary, Industrials and Technology sectors.

Negative stock selection within the Consumer Discretionary sector was the largest detractor from relative performance during the period, with Rollins, Inc. (ROL) leading the way lower. After being an outstanding contributor to the SMid strategy’s portfolio in 2020 (the stock was up 76% in 2020), ROL was down -12% in the first quarter of 2021. The stock’s decline was due to several factors including the market’s rotation away from higher multiple stocks, concerns about less than expected gross margins, and tough quarterly comparisons in 2021. IAA, Inc. (IAA) also underperformed as investors debated the sustainability of double-digit unit pricing which has benefited from elevated used car prices. Shares of Pool Corp. (POOL) sold off, despite reporting a sizeable fourth quarter earnings beat, as investors consider the challenging comparisons in the quarters ahead as 2020 benefitted from warm weather and stay-at-home orders.

Within the Industrials sector, the SMid Cap Fund was also impacted by the weaker performance of Mercury Systems Inc. (MRCY), as described above in the Small Cap Fund section. Another weak performer in the Industrials sector was Pluralsight Inc. (PS), which declined on weaker billings attributed to the global pandemic. We sold PS in November after losing confidence in the management team. Subsequent to this, PS was acquired by Vista Equity Partners.

Stock selection was most positive in the Health Care sector where our positions in Ligand Pharmaceuticals, Inc. (LGND) and Bio-Techne Corp. (TECH) were among the top contributors. Shares of LGND appreciated due to strong financial performance and benefitted from the short squeeze of highly shorted names as over 60% of their shares were sold short. TECH traded higher after reporting earnings results that showed a significant acceleration in organic growth to levels not seen in over five years. Many labs began to re-open after instituting new COVID-related safety procedures, which spurred increased instrument and consumable purchases from the company. In addition, the portfolio benefitted from our lack of exposure to the poorly performing biotechnology industry, where we are typically underweight due to its binary risk nature and lack of earnings.

Conestoga added four new holdings to the SMid Cap Fund and removed two stocks from the SMid Cap Fund during the first six months of the Funds’ fiscal year. Avalara Inc. (AVLR), Five9 Inc. (FIVN), Lightspeed POS Inc. (LSPD) and Workiva Inc. (WK) were added, while Pluralsight Inc. (PS) and RealPage Inc. (RP) were removed.

On behalf of all the members of Conestoga Capital Advisors, we thank you for your investment in the Funds.

Sincerely,

Robert M. Mitchell Managing Partner – Co-Portfolio Manager Small and SMid Cap Funds	Joseph F. Monahan Managing Partner – Co-Portfolio Manager Small and SMid Cap Funds
Derek S. Johnston Partner – Co-Portfolio Manager SMid Cap Fund

CONESTOGA SMALL CAP FUND - INSTITUTIONAL CLASS PERFORMANCE INFORMATION March 31, 2021 (Unaudited)

Comparison of the Change in Value of a $250,000 Investment in
Conestoga Small Cap Fund – Institutional Class (since inception on 08/13/2014)
versus the Russell 2000® Growth Index and the Russell 2000® Index

Average Annual Total Returns for the Periods Ended March 31, 2021
	1 Year	3 Years	5 Years	Since Inception (8/13/2014)
Conestoga Small Cap Fund - Institutional Class	66.57%	18.48%	20.96%	17.04%
Russell 2000® Growth Index	90.20%	17.16%	18.61%	13.89%
Russell 2000® Index	94.85%	14.76%	16.35%	12.08%

The Fund’s past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares but does reflect the reinvestment of all dividends and distributions. The Fund’s benchmark, the Russell 2000® Growth Index, measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities in the Russell 3000® Index based on a combination of their market capitalization and current index membership. The Russell 2000® Index is a common benchmark for mutual funds that identify themselves as “small-cap.”

CONESTOGA SMALL CAP FUND - INVESTORS CLASS PERFORMANCE INFORMATION March 31, 2021 (Unaudited)

10 Year Comparison of the Change in Value of a $10,000
Investment in Conestoga Small Cap Fund – Investors Class
versus the Russell 2000® Growth Index and the Russell 2000® Index

Average Annual Total Returns for the Periods Ended March 31, 2021
	1 Year	3 Years	5 Years	10 Years	15 Years	Since Inception (10/1/2002)
Conestoga Small Cap Fund - Investors Class	66.26%	18.24%	20.72%	14.62%	11.43%	13.28%
Russell 2000® Growth Index	90.20%	17.16%	18.61%	13.02%	10.05%	12.63%
Russell 2000® Index	94.85%	14.76%	16.35%	11.68%	8.83%	11.68%

The Fund’s past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares but does reflect the reinvestment of all dividends and distributions. The Fund’s benchmark, the Russell 2000® Growth Index, measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities in the Russell 3000® Index based on a combination of their market capitalization and current index membership. The Russell 2000® Index is a common benchmark for mutual funds that identity themselves as “small-cap.”

CONESTOGA SMID CAP FUND - INSTITUTIONAL CLASS PERFORMANCE INFORMATION March 31, 2021 (Unaudited)

Comparison of the Change in Value of a $250,000 Investment in
Conestoga SMid Cap Fund – Institutional Class (since inception on 12/15/2014)
versus the Russell 2500® Growth Index and the Russell 2500® Index

Average Annual Total Returns for the Periods Ended March 31, 2021
	1 Year	3 Years	5 Years	Since Inception (12/15/2014)
Conestoga SMid Cap Fund - Institutional Class	64.29%	18.86%	21.91%	17.14%
Russell 2500® Growth Index	87.50%	19.96%	19.91%	15.89%
Russell 2500® Index	89.40%	15.34%	15.93%	12.92%

The Fund’s past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares but does reflect the reinvestment of all dividends and distributions. The Fund’s benchmark, the Russell 2500® Growth Index, measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500® companies with higher growth earnings potential as defined by Russell’s leading style methodology. The Russell 2500® Index measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500® Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities in the Russell 3000® Index based on a combination of their market capitalization and current index membership.

CONESTOGA SMID CAP FUND - INVESTORS CLASS PERFORMANCE INFORMATION March 31, 2021 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Conestoga SMid Cap Fund – Investors Class (since inception on 01/21/2014)
versus the Russell 2500® Growth Index and the Russell 2500® Index

Average Annual Total Returns for the Periods Ended March 31, 2021
	1 Year	3 Years	5 Years	Since Inception (1/21/2014)
Conestoga SMid Cap Fund - Investors Class	63.81%	18.56%	21.60%	12.78%
Russell 2500® Growth Index	87.50%	19.96%	19.91%	13.87%
Russell 2500® Index	89.40%	15.34%	15.93%	11.36%

The Fund’s past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares but does reflect the reinvestment of all dividends and distributions. The Fund’s benchmark, the Russell 2500® Growth Index, measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500® companies with higher growth earnings potential as defined by Russell’s leading style methodology. The Russell 2500® Index measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500® Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities in the Russell 3000® Index based on a combination of their market capitalization and current index membership.

CONESTOGA SMALL CAP FUND PORTFOLIO HOLDINGS March 31, 2021 (Unaudited)

Diversification*
(% of Net Assets)

Top Ten Equity Holdings

Security Description	% of Net Assets
Fox Factory Holding Corporation	3.9%
Casella Waste Systems, Inc. - Class A	3.2%
SiteOne Landscape Supply, Inc.	3.1%
Repligen Corporation	3.0%
Exponent, Inc.	2.9%
Descartes Systems Group, Inc. (The)	2.8%
Omnicell, Inc.	2.8%
SPS Commerce, Inc.	2.8%
FirstService Corporation	2.8%
Mercury Systems, Inc.	2.7%

*	Industry categories represent the industry assigned at the time of purchase. See Note 7 of the Notes to Financial Statements.

CONESTOGA SMALL CAP FUND SCHEDULE OF INVESTMENTS March 31, 2021 (Unaudited)
COMMON STOCKS — 98.0%	Shares	Value
Basic Materials — 5.7%
Metal Fabricating — 3.8%
Omega Flex, Inc.	373,079	$58,901,713
RBC Bearings, Inc. (a)	471,550	92,786,893
		151,688,606
Specialty Chemicals — 1.9%
Balchem Corporation	599,435	75,175,143

Consumer Discretionary — 10.2%
Auto Parts — 1.6%
Dorman Products, Inc. (a)	622,664	63,910,233

Education Services — 1.6%
Grand Canyon Education, Inc. (a)	594,705	63,692,906

Home Improvement Retailers — 3.1%
SiteOne Landscape Supply, Inc. (a)	740,530	126,438,092

Recreational Products — 3.9%
Fox Factory Holding Corporation (a)	1,225,713	155,739,094

Consumer Staples — 1.3%
Nondurable Household Products — 1.3%
WD-40 Company	165,918	50,800,773

Financials — 0.6%
Financial Data Providers — 0.6%
Computer Services, Inc.	403,301	23,794,759

Health Care — 15.0%
Biotechnology — 1.2%
Ligand Pharmaceuticals, Inc. (a)	308,390	47,014,056

Health Care Management Services — 0.5%
National Research Corporation (a)	477,274	22,350,741

Health Care Services — 2.8%
Omnicell, Inc. (a)	859,855	111,669,369

CONESTOGA SMALL CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 98.0% (Continued)	Shares	Value
Health Care — 15.0% (Continued)
Medical Equipment — 5.7%
Cantel Medical Corporation (a)	544,065	$43,438,150
LeMaitre Vascular, Inc. (b)	1,274,721	62,180,890
Repligen Corporation (a)	623,735	121,260,321
		226,879,361
Medical Supplies — 4.8%
Merit Medical Systems, Inc. (a)	1,490,395	89,244,853
Neogen Corporation (a)	1,158,136	102,946,709
		192,191,562
Industrials — 30.7%
Building Materials: Other — 4.9%
Simpson Manufacturing Company, Inc.	866,415	89,873,228
Trex Company, Inc. (a)	1,164,485	106,596,957
		196,470,185
Building: Climate Control — 2.1%
AAON, Inc.	1,218,475	85,305,435

Construction — 2.3%
Construction Partners, Inc. - Class A (a)(b)	3,117,891	93,162,583

Defense — 4.7%
Axon Enterprise, Inc. (a)	573,110	81,622,326
Mercury Systems, Inc. (a)	1,510,573	106,721,982
		188,344,308
Diversified Industrials — 1.8%
ESCO Technologies, Inc.	663,155	72,210,948

Electronic Equipment: Control & Filter — 1.7%
Helios Technologies, Inc.	958,207	69,824,544

Electronic Equipment: Gauges & Meters — 2.2%
Mesa Laboratories, Inc. (b)	354,081	86,218,724

Engineering & Contracting Services — 2.9%
Exponent, Inc.	1,196,555	116,604,285

Machinery: Construction & Handling — 1.9%
Douglas Dynamics, Inc. (b)	1,632,625	75,345,644

CONESTOGA SMALL CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 98.0% (Continued)	Shares	Value
Industrials — 30.7% (Continued)
Machinery: Industrial — 2.2%
EVI Industries, Inc. (a)	519,322	$14,940,894
John Bean Technologies Corporation	541,180	72,160,941
		87,101,835
Professional Business Support Services — 2.1%
Paylocity Holding Corporation (a)	476,745	85,733,053

Transaction Processing Services — 1.9%
ACI Worldwide, Inc. (a)	1,986,480	75,585,564

Real Estate — 4.5%
Real Estate Services — 4.5%
FirstService Corporation	748,560	110,929,106
RealPage, Inc. (a)	777,570	67,804,104
		178,733,210
Technology — 24.9%
Computer Services — 0.7%
Workiva, Inc. (a)	316,300	27,916,638

Electronic Components — 1.4%
Rogers Corporation (a)	295,960	55,702,632

Production Technology Equipment — 2.4%
Novanta, Inc. (a)	731,020	96,414,228

Software — 20.4%
Altair Engineering, Inc. - Class A (a)	1,453,555	90,948,936
BlackLine, Inc. (a)	958,840	103,938,256
Bottomline Technologies (de), Inc. (a)	1,248,500	56,494,625
Descartes Systems Group, Inc. (The) (a)	1,851,846	112,795,940
Five9, Inc. (a)	300,585	46,990,453
Model N, Inc. (a)(b)	2,868,844	101,069,374
PROS Holdings, Inc. (a)	1,641,715	69,772,887
Q2 Holdings, Inc. (a)	427,815	42,867,063
Simulations Plus, Inc.	484,570	30,644,207
SPS Commerce, Inc. (a)	1,123,580	111,582,730
Vertex, Inc. - Class A (a)(b)	2,205,100	48,468,098
		815,572,569

CONESTOGA SMALL CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 98.0% (Continued)	Shares	Value
Telecommunications — 1.9%
Telecommunications Equipment — 1.9%
Vocera Communications, Inc. (a)(b)	2,004,504	$77,093,224

Utilities — 3.2%
Waste & Disposal Services — 3.2%
Casella Waste Systems, Inc. - Class A (a)	2,045,385	130,025,124

Total Common Stocks (Cost $2,121,702,468)		$3,924,709,428

MONEY MARKET FUNDS — 0.5%	Shares	Value
Fidelity Investments Treasury Only Portfolio - Institutional Shares, 0.01% (c) (Cost $20,856,120)	20,856,120	$20,856,120

Total Investments at Value — 98.5% (Cost $2,142,558,588)		$3,945,565,548

Other Assets in Excess of Liabilities — 1.5%		61,404,092

Net Assets — 100.0%		$4,006,969,640

(a)	Non-income producing security.
(b)	The Fund owned 5% or more of the company’s outstanding voting shares thereby making the company an affiliate of the Fund as that term is defined in the Investment Company Act of 1940 (Note 5).
(c)	The rate shown is the 7-day effective yield as of March 31, 2021.
Schedule of Investments uses the Russell ICB Industry and Sector classification.
See accompanying notes to financial statements.

CONESTOGA SMID CAP FUND PORTFOLIO HOLDINGS March 31, 2021 (Unaudited)

Diversification*
(% of Net Assets)

Top Ten Equity Holdings

Security Description	% of Net Assets
Casella Waste Systems, Inc. - Class A	3.3%
Pool Corporation	3.2%
West Pharmaceutical Services, Inc.	2.9%
Omnicell, Inc.	2.8%
Exponent, Inc.	2.8%
Rollins, Inc.	2.7%
Bright Horizons Family Solutions, Inc.	2.7%
SiteOne Landscape Supply, Inc.	2.7%
Bio-Techne Corporation	2.7%
Mercury Systems, Inc.	2.7%

*	Industry categories represent the industry assigned at the time of purchase. See Note 7 of the Notes to Financial Statements.

CONESTOGA SMID CAP FUND SCHEDULE OF INVESTMENTS March 31, 2021 (Unaudited)
COMMON STOCKS — 98.1%	Shares	Value
Basic Materials — 3.1%
Metal Fabricating — 2.0%
RBC Bearings, Inc. (a)	32,041	$6,304,708

Specialty Chemicals — 1.1%
Balchem Corporation	28,300	3,549,103

Consumer Discretionary — 18.7%
Consumer Services: Miscellaneous — 5.4%
Copart, Inc. (a)	26,925	2,924,324
IAA, Inc. (a)	106,890	5,893,915
Rollins, Inc.	249,612	8,591,645
		17,409,884
Educational Services — 3.8%
Bright Horizons Family Solutions, Inc. (a)	49,595	8,503,063
Grand Canyon Education, Inc. (a)	34,525	3,697,627
		12,200,690
Home Improvement Retailers — 2.7%
SiteOne Landscape Supply, Inc. (a)	49,670	8,480,656

Hotels & Motels — 2.3%
Vail Resorts, Inc. (a)	24,770	7,224,418

Recreational Products — 3.2%
Pool Corporation	29,495	10,182,854

Recreational Vehicles & Boats — 1.3%
LCI Industries	31,400	4,153,592

Health Care — 18.1%
Biotechnology — 0.8%
Ligand Pharmaceuticals, Inc. (a)	17,710	2,699,889

Health Care Services — 4.1%
Health Catalyst, Inc. (a)	87,430	4,089,101
Omnicell, Inc. (a)	69,085	8,972,069
		13,061,170
Medical Equipment — 2.5%
Repligen Corporation (a)	41,305	8,030,105

CONESTOGA SMID CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 98.1% (Continued)	Shares	Value
Health Care — 18.1% (Continued)
Medical Supplies — 10.7%
Bio-Techne Corporation	22,195	$8,476,936
Merit Medical Systems, Inc. (a)	61,613	3,689,386
Neogen Corporation (a)	69,143	6,146,121
Teleflex, Inc.	15,390	6,393,929
West Pharmaceutical Services, Inc.	32,894	9,268,871
		33,975,243
Industrials — 35.6%
Aerospace — 2.5%
HEICO Corporation - Class A	69,355	7,878,728

Building Materials: Other — 5.6%
Simpson Manufacturing Company, Inc.	39,790	4,127,417
Trex Company, Inc. (a)	83,865	7,677,002
Watsco, Inc.	23,680	6,174,560
		17,978,979
Construction — 2.3%
Construction Partners, Inc. - Class A (a)	244,390	7,302,373

Containers & Packaging — 1.8%
AptarGroup, Inc.	40,130	5,685,217

Defense — 4.6%
Axon Enterprise, Inc. (a)	44,045	6,272,889
Mercury Systems, Inc. (a)	119,920	8,472,348
		14,745,237
Electronic Equipment: Gauges & Meters — 2.0%
Cognex Corporation	77,735	6,451,228

Engineering & Contracting Services — 2.8%
Exponent, Inc.	91,830	8,948,834

Machinery: Construction & Handling — 2.1%
Douglas Dynamics, Inc.	145,325	6,706,749

Machinery: Engines — 2.1%
Generac Holdings, Inc. (a)	20,100	6,581,745

CONESTOGA SMID CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 98.1% (Continued)	Shares	Value
Industrials — 35.6% (Continued)
Machinery: Industrial — 2.5%
EVI Industries, Inc. (a)	107,230	$3,085,007
John Bean Technologies Corporation	36,280	4,837,575
		7,922,582
Machinery: Specialty — 2.1%
Graco, Inc.	94,090	6,738,726

Professional Business Support Services — 2.2%
Fair Isaac Corporation (a)	14,270	6,935,934

Transaction Processing Services — 3.0%
ACI Worldwide, Inc. (a)	64,380	2,449,659
Jack Henry & Associates, Inc.	45,920	6,966,982
		9,416,641
Real Estate — 2.4%
Real Estate Services — 2.4%
FirstService Corporation	52,160	7,729,590

Technology — 16.9%
Computer Services — 4.2%
Gartner, Inc. (a)	21,995	4,015,187
Tyler Technologies, Inc. (a)	16,830	7,144,840
Workiva, Inc. (a)	24,525	2,164,576
		13,324,603
Production Technology Equipment — 0.8%
Novanta, Inc. (a)	19,050	2,512,504

Software — 11.9%
Altair Engineering, Inc. - Class A (a)	71,695	4,485,956
ANSYS, Inc. (a)	10,200	3,463,512
Avalara, Inc. (a)	31,855	4,250,413
Bottomline Technologies (de), Inc. (a)	53,100	2,402,775
Descartes Systems Group, Inc. (The) (a)	122,250	7,446,248
Five9, Inc. (a)	13,550	2,118,272
Guidewire Software, Inc. (a)	56,220	5,713,639
Lightspeed POS, Inc. (a)	41,765	2,623,260
SPS Commerce, Inc. (a)	56,134	5,574,668
		38,078,743

CONESTOGA SMID CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 98.1% (Continued)	Shares	Value
Utilities — 3.3%
Waste & Disposal Services — 3.3%
Casella Waste Systems, Inc. - Class A (a)	162,125	$10,306,286

Total Investments at Value — 98.1% (Cost $200,379,639)		$312,517,011

Other Assets in Excess of Liabilities — 1.9%		6,058,421

Net Assets — 100.0%		$318,575,432

(a) Non-income producing security.
Schedule of Investments uses the Russell ICB Industry and Sector classification.
See accompanying notes to financial statements.

CONESTOGA FUNDS STATEMENTS OF ASSETS AND LIABILITIES March 31, 2021 (Unaudited)
	Conestoga Small Cap Fund	Conestoga SMid Cap Fund
ASSETS
Investments in unaffilliated securities, at cost	$1,725,921,834	$200,379,639
Investments in affilliated securities, at cost	416,636,754	—
Total investments, at cost	$2,142,558,588	$200,379,639
Investments in unaffilliated securities, at value (Note 2)	$3,402,027,011	$312,517,011
Investments in affilliated securities, at value (Notes 2 & 5)	543,538,537	—
Total investments, at value	3,945,565,548	312,517,011
Cash (Note 2)	63,604,902	6,022,200
Receivable for capital shares sold	2,974,263	336,752
Dividends and interest receivable	369,540	17,332
Other assets	82,033	30,461
Total assets	4,012,596,286	318,923,756

LIABILITIES
Payable for capital shares redeemed	2,460,909	89,904
Payable to Adviser (Note 4)	2,725,939	136,215
Accrued distribution fees (Note 4)	164,188	6,269
Accrued Trustees’ fees (Note 4)	45,624	45,624
Payable to administrator (Note 4)	53,690	10,000
Other accrued expenses	176,296	60,312
Total liabilities	5,626,646	348,324

NET ASSETS	$4,006,969,640	$318,575,432

NET ASSETS CONSIST OF:
Paid-in capital	$2,149,003,999	$214,601,139
Accumulated earnings	1,857,965,641	103,974,293
NET ASSETS	$4,006,969,640	$318,575,432

NET ASSET VALUE PER SHARE:
INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$3,041,340,218	$258,421,112
Institutional Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	37,536,320	10,993,475
Net asset value, offering price and redemption price per share (Note 2)	$81.02	$23.51
INVESTORS CLASS
Net assets applicable to Investors Class	$965,629,422	$60,154,320
Investors Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	12,093,913	2,600,690
Net asset value, offering price and redemption price per share (Note 2)	$79.84	$23.13

See accompanying notes to financial statements.

CONESTOGA FUNDS STATEMENTS OF OPERATIONS Six Months Ended March 31, 2021 (Unaudited)
	Conestoga Small Cap Fund	Conestoga SMid Cap Fund
INVESTMENT INCOME
Dividend income from unaffiliated investments	$2,960,630	$689,645
Dividend income from affiliated investments (Note 5)	1,282,817	—
Foreign withholding taxes on dividends	(38,727)	(2,711)
Interest	5,258	493
Total investment income	4,209,978	687,427

EXPENSES
Investment advisory fees (Note 4)	16,702,145	1,251,307
Distribution fees - Investors Class (Note 4)	1,173,279	71,591
Shareholder Servicing Fees (Note 4)
Institutional Class	693,246	118,575
Investors Class	234,658	14,318
Transfer agent fees (Note 4)	182,022	17,621
Trustees’ fees and expenses (Note 4)	92,199	92,199
Legal fees	90,175	90,963
Fund accounting fees (Note 4)	131,046	40,272
Registration and filing fees	82,185	29,147
Custody and bank service fees	95,980	11,939
Postage and supplies	54,211	8,753
Insurance expense	15,826	1,258
Audit and tax services fees	8,498	7,248
Printing of shareholder reports	9,654	2,675
Administration fees (Note 4)	1,500	1,500
Other expenses	13,479	9,264
Total expenses	19,580,103	1,768,630
Fee reductions and expense reimbursements by the Adviser (Note 4)	(1,939,328)	(445,732)
Net expenses	17,640,775	1,322,898

NET INVESTMENT LOSS	(13,430,797)	(635,471)

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from unaffiliated investments	96,178,174	3,216,115
Net realized gains from affiliated investments (Note 5)	84,673	—
Net change in unrealized appreciation (depreciation) on unaffiliated investments	698,670,043	51,682,250
Net change in unrealized appreciation (depreciation) on affiliated investments (Note 5)	74,962,664	—
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	869,895,554	54,898,365

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$856,464,757	$54,262,894

See accompanying notes to financial statements.

CONESTOGA SMALL CAP FUND STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020
FROM OPERATIONS
Net investment loss	$(13,430,797)	$(16,568,661)
Net realized gains (losses) from investments	96,262,847	(12,405,801)
Net realized gains from in-kind redemptions (Note 2)	—	62,786,700
Net change in unrealized appreciation (depreciation) on investments	773,632,707	253,323,708
Net increase in net assets resulting from operations	856,464,757	287,135,946

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Institutional Class	—	(38,621,836)
Investors Class	—	(18,459,611)
Decrease in net assets from distributions to shareholders	—	(57,081,447)

CAPITAL SHARE TRANSACTIONS (Note 6)
Institutional Class
Proceeds from shares sold	474,855,963	807,652,870
Reinvestment of distributions to shareholders	—	28,194,336
Payments for shares redeemed	(270,974,560)	(555,771,590)
Net increase in Institutional Class net assets from capital share transactions	203,881,403	280,075,616

Investors Class
Proceeds from shares sold	69,572,676	128,087,873
Reinvestment of distributions to shareholders	—	16,437,261
Payments for shares redeemed	(131,627,757)	(255,964,837)
Net decrease in Investors Class net assets from capital share transactions	(62,055,081)	(111,439,703)

TOTAL INCREASE IN NET ASSETS	998,291,079	398,690,412

NET ASSETS
Beginning of period	3,008,678,561	2,609,988,149
End of period	$4,006,969,640	$3,008,678,561

See accompanying notes to financial statements.

CONESTOGA SMID CAP FUND STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020
FROM OPERATIONS
Net investment loss	$(635,471)	$(696,766)
Net realized gains (losses) from investments	3,216,115	(9,706,211)
Net change in unrealized appreciation (depreciation) on investments	51,682,250	40,201,692
Net increase in net assets resulting from operations	54,262,894	29,798,715

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Institutional Class	—	(1,206,661)
Investors Class	—	(630,211)
Decrease in net assets from distributions to shareholders	—	(1,836,872)

CAPITAL SHARE TRANSACTIONS (Note 6)
Institutional Class
Proceeds from shares sold	60,743,255	120,337,652
Reinvestment of distributions to shareholders	—	1,092,700
Payments for shares redeemed	(34,543,709)	(36,710,977)
Net increase in Institutional Class net assets from capital share transactions	26,199,546	84,719,375

Investors Class
Proceeds from shares sold	8,796,424	24,293,664
Reinvestment of distributions to shareholders	—	564,960
Payments for shares redeemed	(10,096,134)	(22,363,356)
Net increase (decrease) in Investors Class net assets from capital share transactions	(1,299,710)	2,495,268

TOTAL INCREASE IN NET ASSETS	79,162,730	115,176,486

NET ASSETS
Beginning of period	239,412,702	124,236,216
End of period	$318,575,432	$239,412,702

See accompanying notes to financial statements.

CONESTOGA SMALL CAP FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period:
	Six Months Ended March 31, 2021 (Unaudited)		Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016
Net asset value at beginning of period	$63.19		$58.40	$61.27	$50.29	$39.01	$33.55

Income (loss) from investment operations:
Net investment loss (a)	(0.26)		(0.33)	(0.23)	(0.19)	(0.12)	(0.07)
Net realized and unrealized gains (losses) on investments	18.09		6.39	(1.93)	13.93	11.88	6.20
Total from investment operations	17.83		6.06	(2.16)	13.74	11.76	6.13

Less distributions from net realized gains	—		(1.27)	(0.71)	(2.76)	(0.48)	(0.67)

Net asset value at end of period	$81.02		$63.19	$58.40	$61.27	$50.29	$39.01

Total return (b)	28.22	%(c)	10.53%	(3.39%)	28.75%	30.43%	18.44%

Net assets at end of period (000,000’s)	$3,041		$2,204	$1,752	$1,648	$607	$301

Ratios/supplementary data:
Ratio of total expenses to average net assets	0.98	%(d)	1.00%	0.99%	0.99%	1.02%	1.10%
Ratio of net expenses to average net assets (e)	0.90	%(d)	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment loss to average net assets (e)	(0.67	%)(d)	(0.56%)	(0.41%)	(0.37%)	(0.28%)	(0.21%)
Portfolio turnover rate	5	%(c)	22%	26%	9%	24%	24%

(a)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).

See accompanying notes to financial statements.

CONESTOGA SMALL CAP FUND INVESTORS CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period:
	Six Months Ended March 31, 2021 (Unaudited)		Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016
Net asset value at beginning of period	$62.33		$57.74	$60.70	$49.95	$38.83	$33.47

Income (loss) from investment operations:
Net investment loss (a)	(0.33)		(0.44)	(0.33)	(0.30)	(0.20)	(0.14)
Net realized and unrealized gains (losses) on investments	17.84		6.30	(1.92)	13.81	11.80	6.17
Total from investment operations	17.51		5.86	(2.25)	13.51	11.60	6.03

Less distributions from net realized gains	—		(1.27)	(0.71)	(2.76)	(0.48)	(0.67)

Net asset value at end of period	$79.84		$62.33	$57.74	$60.70	$49.95	$38.83

Total return (b)	28.09	%(c)	10.30%	(3.57%)	28.47%	30.16%	18.18%

Net assets at end of period (000,000’s)	$966		$805	$858	$1,033	$702	$520

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.26	%(d)	1.28%	1.27%	1.29%	1.34%	1.30%
Ratio of net expenses to average net assets (e)	1.10	%(d)	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment loss to average net assets (e)	(0.87	%)(d)	(0.75%)	(0.60%)	(0.56%)	(0.48%)	(0.41%)
Portfolio turnover rate	5	%(c)	22%	26%	9%	24%	24%

(a)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).

See accompanying notes to financial statements.

CONESTOGA SMID CAP FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period:
	Six Months Ended March 31, 2021 (Unaudited)		Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016
Net asset value at beginning of period	$19.29		$17.18	$17.05	$12.80	$9.99	$8.69

Income (loss) from investment operations:
Net investment loss (a)	(0.04)		(0.06)	(0.03)	(0.06)	(0.05)	(0.06)
Net realized and unrealized gains on investments	4.26		2.40	0.30	4.35	2.86	1.36
Total from investment operations	4.22		2.34	0.27	4.29	2.81	1.30

Less distributions from net realized gains	—		(0.23)	(0.14)	(0.04)	—	—

Net asset value at end of period	$23.51		$19.29	$17.18	$17.05	$12.80	$9.99

Total return (b)	21.88	%(c)	13.76%	1.72%	33.64%	28.13%	14.96%

Net assets at end of period (000’s)	$258,421		$188,836	$80,814	$45,210	$21,653	$16,471

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.15	%(d)	1.26%	1.39%	1.62%	2.11%	1.90%
Ratio of net expenses to average net assets (e)(f)	0.85	%(d)	0.85%	0.85%	0.86%	0.96%	1.10%
Ratio of net investment loss to average net assets (e)	(0.38	%)(d)	(0.34%)	(0.20%)	(0.37%)	(0.47%)	(0.60%)
Portfolio turnover rate	6	%(c)	11%	37%	8%	24%	21%

(a)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).
(f)

Effective January 31, 2018, the Adviser has agreed to reduce its advisory fees and reimburse other expenses in order to limit annual operating expenses to 0.85% of the average daily net assets allocable to Institutional Class Shares. Between January 31, 2017 and January 31, 2018, the expense limitation had been 0.90%. Prior to January 31, 2017, the expense limitation had been 1.10%.

See accompanying notes to financial statements.

CONESTOGA SMID CAP FUND INVESTORS CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period:
	Six Months Ended March 31, 2021 (Unaudited)		Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016
Net asset value at beginning of period	$19.01		$16.97	$16.88	$12.71	$9.94	$8.67

Income (loss) from investment operations:
Net investment loss (a)	(0.07)		(0.10)	(0.07)	(0.09)	(0.08)	(0.07)
Net realized and unrealized gains on investments	4.19		2.37	0.30	4.30	2.85	1.34
Total from investment operations	4.12		2.27	0.23	4.21	2.77	1.27

Less distributions from net realized gains	—		(0.23)	(0.14)	(0.04)	—	—

Net asset value at end of period	$23.13		$19.01	$16.97	$16.88	$12.71	$9.94

Total return (b)	21.67	%(c)	13.52%	1.50%	33.25%	27.87%	14.65%

Net assets at end of period (000’s)	$60,154		$50,577	$43,422	$38,680	$3,388	$1,983

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.38	%(d)	1.51%	1.64%	1.95%	3.04%	2.10%
Ratio of net expenses to average net assets (e)(f)	1.10	%(d)	1.10%	1.10%	1.10%	1.20%	1.35%
Ratio of net investment loss to average net assets (e)	(0.63	%)(d)	(0.57%)	(0.45%)	(0.62%)	(0.73%)	(0.85%)
Portfolio turnover rate	6	%(c)	11%	37%	8%	24%	21%

(a)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).
(f)

Effective January 31, 2018, the Adviser has agreed to reduce its advisory fees and reimburse other expenses in order to limit annual operating expenses to 1.10% of the average daily net assets allocable to Investors Class Shares. Between January 31, 2017 and January 31, 2018, the expense limitation had been 1.15%. Prior to January 31, 2017, the expense limitation had been 1.35%.

See accompanying notes to financial statements.

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS
March 31, 2021 (Unaudited)

1. Organization

Conestoga Funds (the “Trust”) was organized as a Delaware statutory trust on February 5, 2002. The Trust consists of two series, the Conestoga Small Cap Fund (the “Small Cap Fund”) and the Conestoga SMid Cap Fund (the “SMid Cap Fund,” individually, a “Fund” and together with the Small Cap Fund, the “Funds”). The Trust is registered as an open-end diversified management investment company of the series type under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund’s investment objective is to achieve long-term growth of capital. Each Fund currently offers two classes of shares, Institutional Class and Investors Class.

Each Fund’s two classes of shares represent interests in the same portfolio of investments, and have the same rights, but the share classes differ primarily in the expenses to which they are subject and have differing investment minimums. Institutional Class shares are sold without any sales loads or distribution fees but are subject to a shareholder servicing fee of up to 0.10% of the average daily net assets allocable to Institutional Class shares and require a $250,000 initial investment. Investors Class shares are sold without any sales loads but are subject to a distribution fee of up to 0.25% and a shareholder servicing fee of up to 0.25% of the average daily net assets allocable to Investors Class shares and require a $2,500 initial investment. The Board of Trustees of the Trust (the “Board”) has determined to limit the shareholder servicing fees paid by Investors Class shares of each Fund to 0.05% of the average daily net assets allocable to Investors Class shares until at least September 30, 2021.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities valuation – Each Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange, Inc. (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. The Funds value their listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted bid price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. Investments representing shares of other open-end investment companies, including money market funds, are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

events, the Funds value their securities and other assets at fair value, as determined in good faith by the Trust’s officers, in accordance with procedures established by and under the general supervision of the Board. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate each Fund’s NAV may differ from quoted or published prices for the same securities.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the Funds’ investments based on the inputs used to value the investments as of March 31, 2021:

Conestoga Small Cap Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$3,924,709,428	$—	$—	$3,924,709,428
Money Market Funds	20,856,120	—	—	20,856,120
Total	$3,945,565,548	$—	$—	$3,945,565,548

Conestoga SMid Cap Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$312,517,011	$—	$—	$312,517,011
Total	$312,517,011	$—	$—	$312,517,011

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Refer to each Fund’s Schedule of Investments for a listing of the common stocks by industry and sector type. The Funds did not hold any derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the six months ended March 31, 2021.

Share valuation – The NAV per share of each class of each Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class. The offering price and redemption price per share of each class of each Fund is equal to the NAV per share of such class.

Cash – Each Fund’s cash is held in a bank account with balances which may exceed the amount covered by federal deposit insurance. As of March 31, 2021, the cash balances reflected on the Statements of Assets and Liabilities for each Fund represent the amount held in a deposit sweep account.

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Withholding taxes on foreign dividends have been recorded in accordance with the Funds’ understanding of the applicable country’s rules and tax rates.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated between the Funds based on the relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

Distributions to shareholders – Each Fund distributes to its shareholders any net investment income dividends and net realized capital gains distributions at least once each year. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. There were no distributions paid to shareholders of each Fund for the six months ended March 31, 2021. The tax character of distributions paid to shareholders of each Fund during the year ended September 30, 2020 was long-term capital gains.

Allocation between classes – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of a Fund based upon its proportionate share of total net assets of that Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses that are not attributable to a specific class are allocated daily to each class of shares of a Fund based upon its proportionate share of total net assets.

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax – Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve each Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2021:

	Small Cap Fund	SMid Cap Fund
Tax cost of portfolio investments	$2,147,320,062	$201,130,526
Gross unrealized appreciation	$1,825,959,214	$113,632,554
Gross unrealized depreciation	(27,713,728)	(2,246,069)
Net unrealized appreciation	1,798,245,486	111,386,485
Accumulated ordinary loss	(9,659,568)	(1,251,523)
Capital loss carryfowards	(8,783,082)	—
Other gains (losses)	78,162,805	(6,160,669)
Accumulated earnings	$1,857,965,641	$103,974,293

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for each Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

During the year ended September 30, 2020, the Small Cap Fund realized $62,786,700 of net capital gains resulting from in-kind redemptions of $114,895,208 (redemptions in which shareholders who redeemed Fund shares received securities held by the Fund rather than cash). The Fund recognizes a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities and recognizes a loss to the extent that the cost of those securities exceeds the value of the distributed securities on the date of redemption.

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

As of September 30, 2020, the Small Cap Fund had a short-term capital loss carryforward of $8,783,082 for federal income tax purposes which may be carried forward indefinitely. This capital loss carryforward is available to offset net realized capital gains in the current and future years, thereby reducing future taxable gain distributions.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” of being sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions for the current and all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Funds identify their major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the six months ended March 31, 2021, the cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $329,523,164 and $192,386,515, respectively, for the Small Cap Fund and $41,149,589 and $16,191,401, respectively, for the SMid Cap Fund.

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Small Cap Fund has entered into an Investment Advisory Agreement with Conestoga Capital Advisors, LLC (the “Adviser”) to provide supervision and assistance in overall management services to the Small Cap Fund. For these services, the Small Cap Fund pays the Adviser a fee, calculated daily and paid monthly, equal to an annual rate of 0.90% of its average daily net assets. The Adviser has contractually agreed to limit the Small Cap Fund’s net annual operating expenses (excluding taxes, extraordinary expenses, reorganization expenses, brokerage commissions, interest, other expenditures that are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to 1.10% (for the Investors Class) and 0.90% (for the Institutional Class) of average daily net assets until at least January 31, 2022. During the six months ended March 31, 2021, the Adviser reduced its fees from the Small Cap Fund by $555,866 and reimbursed other operating expenses of $1,383,462 under this arrangement. In addition, if at any point during the 24 months following the date that the Adviser reduced its fees and/or made expense reimbursements, it becomes unnecessary for the Adviser to reduce its fees or make expense reimbursements, the Adviser may recapture any of its prior fee reductions or expense reimbursements to the extent such recapture does not cause the Fund’s total annual operating expenses to exceed the

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

applicable expense limitation that was in effect at the time of the fee reduction or expense reimbursement. As of March 31, 2021, the Adviser may seek recovery of advisory fee reductions and expense reimbursements no later than the dates as stated below:

	September 30, 2021	September 30, 2022	March 31, 2023	Total
Small Cap Fund	$1,366,610	$3,223,640	$1,939,328	$6,529,578

During the six months ended March 31, 2021, the Adviser did not recover any previous fee reductions or expense reimbursements from the Small Cap Fund.

The SMid Cap Fund has entered into an Investment Advisory Agreement with the Adviser to provide supervision and assistance in overall management services to the SMid Cap Fund. For these services, the SMid Cap Fund pays the Adviser a fee, calculated daily and paid monthly, equal to an annual rate of 0.85% of its average daily net assets. The Adviser has contractually agreed to limit the SMid Cap Fund’s net annual operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to 1.10% (for the Investors Class) and 0.85% (for the Institutional Class) of average daily net assets until at least January 31, 2022. During the six months ended March 31, 2021, the Adviser reduced its fees from the SMid Cap Fund by $282,559 and reimbursed other operating expenses of $163,173 under this arrangement. In addition, if at any point during the 24 months following the date that the Adviser reduced its fees and/or made expense reimbursements, it becomes unnecessary for the Adviser to reduce its fees or make expense reimbursements, the Adviser may recapture any of its prior fee reductions or expense reimbursements to the extent such recapture does not cause the Fund’s total annual operating expenses to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the fee reduction or expense reimbursement. As of March 31, 2021, the Adviser may seek recovery of advisory fee reductions and expense reimbursements no later than the dates as stated below:

	September 30, 2021	September 30, 2022	March 31, 2023	Total
SMid Cap Fund	$277,527	$698,437	$445,732	$1,421,696

During the six months ended March 31, 2021, the Adviser did not recover any previous fee reductions or expense reimbursements from the SMid Cap Fund.

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

The Trust, on behalf of each Fund, has adopted a distribution plan (the “Distribution Plan”), pursuant to Rule 12b-1 under the 1940 Act, which permits each Fund to pay certain expenses associated with the distribution of Investors Class shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Funds. The Distribution Plan provides that each Fund may reimburse the Distributor (hereinafter defined) for distribution expenses in an amount not exceeding, on an annual basis, 0.25% of the average daily net assets allocable to Investors Class shares. During the six months ended March 31, 2021, Investors Class shares of the Small Cap Fund and the SMid Cap Fund incurred fees of $1,173,279 and $71,591, respectively, under the Distribution Plan.

The Trust, on behalf of each Fund, has adopted a Shareholder Servicing Plan under which each Fund may enter into agreements with various shareholder servicing agents, including financial institutions and securities brokers. Each Fund may pay shareholder servicing fees in an amount not exceeding, on an annual basis, 0.10% of the average daily net assets allocable to the Institutional Class shares and 0.25% of the average daily net assets allocable to the Investors Class shares. The Board has approved a limitation on the shareholder servicing fees of 0.05% of the average daily net assets attributable to Investors Class shares for the six months ended March 31, 2021. During the six months ended March 31, 2021, Institutional Class shares and Investors Class shares of the Small Cap Fund incurred fees of $693,246 and $234,658, respectively, under the Shareholder Servicing Plan. During the six months ended March 31, 2021, Institutional Class shares and Investors Class shares of the SMid Cap Fund incurred fees of $118,575 and $14,318, respectively, under the Shareholder Servicing Plan.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides fund accounting, compliance, transfer agency and certain administration services to the Funds. Each Fund pays Ultimus fees in accordance with the agreements for such services. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs related to the pricing of its portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter to each Fund. The Distributor is a wholly-owned subsidiary of Ultimus.

Certain officers of the Trust are also officers of Ultimus and/or the Distributor. An employee of Ultimus serves as the Trust’s Anti-Money Laundering Officer.

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

TRUSTEE COMPENSATION

Trustees affiliated with the Adviser are not compensated by the Trust for their services. Effective January 1, 2021, each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives from the Trust a quarterly retainer of $11,250 (except that such fee is $17,750 for the Lead Independent Trustee and $16,650 for the Chair of the Audit Committee), a fee of $5,000 for each quarterly or special meeting attended in person; and 50% of such meeting fee for telephonic meetings attended. Prior to January 1, 2021, each Independent Trustee received from the Trust a quarterly retainer of $11,250 (except such fee was $16,250 for each of the Lead Independent Trustee and the Chair of the Audit Committee), a fee of $5,000 for each quarterly or special meeting attended in person; and 50% of such meeting fee for telephonic meetings attended. Each Fund pays its proportionate share of such fees.

PRINCIPAL HOLDERS OF FUND SHARES

As of March 31, 2021, the following shareholders owned of record 25% or more of the outstanding shares of each class of each Fund:

NAME OF RECORD OWNER	% Ownership
Conestoga Small Cap Fund - Institutional Class
National Financial Services, LLC (for the benefit of its customers)	27%
Conestoga Small Cap Fund - Investor Class
National Financial Services, LLC (for the benefit of its customers)	41%
Conestoga SMid Cap Fund - Institutional Class
Charles Schwab & Company, Inc. (for the benefit of its customers)	46%
National Financial Services, LLC (for the benefit of its customers)	32%
Conestoga SMid Cap Fund - Investor Class
National Financial Services, LLC (for the benefit of its customers)	44%
Charles Schwab & Company, Inc. (for the benefit of its customers)	31%

A beneficial owner of 25% or more of a Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Affiliated Issuers

A company is considered an affiliate of a Fund under the 1940 Act if the Fund’s holdings in that company represent 5% or more of the outstanding voting shares of the company. The industry and percentage of net assets for these holdings can be found on the Small Cap Fund’s Schedule of Investments. Further information on these holdings for the six months ended March 31, 2021 appears below:

	Construction Partners, Inc. - Class A	Douglas Dynamics, Inc.	LeMaitre Vascular, Inc.	Mesa Laboratories, Inc.
Percentage of Outstanding Voting Shares Owned	8.85%	7.14%	6.21%	6.90%
Shares at Beginning of Period	2,895,801	1,588,825	1,274,721	341,731
Shares Purchased During the Period	242,090	43,800	—	12,350
Shares Sold During the Period	(20,000)	—	—	—
Shares at End of Period	3,117,891	1,632,625	1,274,721	354,081
Market Value at Beginning of Period	$52,703,578	$54,337,815	$41,466,674	$87,059,390
Cost of Purchases During the Period	7,565,312	1,979,958	—	3,541,682
Cost of Sales During the Period	(411,511)	—	—	—
Change in Unrealized Appreciation (Depreciation)	33,305,204	19,027,871	20,714,216	(4,382,348)
Market Value at End of Period	$93,162,583	$75,345,644	$62,180,890	$86,218,724
Net Realized Gains During the Period	$84,673	$—	$—	$—
Dividend Income Earned During the Period	$—	$910,169	$261,318	$111,330

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	Model N, Inc.	Vertex, Inc. - Class A	Vocera Communications, Inc.	Total
Percentage of Outstanding Voting Shares Owned	8.19%	8.01%	6.10%
Shares at Beginning of Period	1,230,915	—	1,917,704
Shares Purchased During the Period	1,637,929	2,205,100	86,800
Shares Sold During the Period	—	—	—
Shares at End of Period	2,868,844	2,205,100	2,004,504
Market Value at Beginning of Period	$43,426,681	$—	$55,766,832	$334,760,970
Cost of Purchases During the Period	58,947,538	58,469,199	3,722,725	134,226,414
Cost of Sales During the Period	—	—	—	(411,511)
Change in Unrealized Appreciation (Depreciation)	(1,304,845)	(10,001,101)	17,603,667	74,962,664
Market Value at End of Period	$101,069,374	$48,468,098	$77,093,224	$543,538,537
Net Realized Gains During the Period	$—	$—	$—	$84,673
Dividend Income Earned During the Period	$—	$—	$—	$1,282,817

6. Capital Share Activity

The following table summarizes the capital share activity in Institutional Class shares of the Small Cap Fund:

	For the Six Months Ended March 31, 2021		For the Year Ended September 30, 2020
	Shares	Value	Shares	Value
Issued	6,163,804	$474,855,963	14,005,921	$807,652,870
Reinvested	—	—	476,819	28,194,336
Redeemed	(3,510,834)	(270,974,560)	(9,597,326)	(555,771,590)
Total	2,652,970	$203,881,403	4,885,414	$280,075,616

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The following table summarizes the capital share activity in Investors Class shares of the Small Cap Fund:

	For the Six Months Ended March 31, 2021		For the Year Ended September 30, 2020
	Shares	Value	Shares	Value
Issued	913,280	$69,572,676	2,252,473	$128,087,873
Reinvested	—	—	281,315	16,437,261
Redeemed	(1,727,982)	(131,627,757)	(4,489,654)	(255,964,837)
Total	(814,702)	$(62,055,081)	(1,955,866)	$(111,439,703)

The following table summarizes the capital share activity in Institutional Class shares of the SMid Cap Fund:

	For the Six Months Ended March 31, 2021		For the Year Ended September 30, 2020
	Shares	Value	Shares	Value
Issued	2,714,765	$60,743,255	7,193,706	$120,337,652
Reinvested	—	—	61,526	1,092,700
Redeemed	(1,508,815)	(34,543,709)	(2,172,625)	(36,710,977)
Total	1,205,950	$26,199,546	5,082,607	$84,719,375

The following table summarizes the capital share activity in Investors Class shares of the SMid Cap Fund:

	For the Six Months Ended March 31, 2021		For the Year Ended September 30, 2020
	Shares	Value	Shares	Value
Issued	396,537	$8,796,424	1,416,580	$24,293,664
Reinvested	—	—	32,228	564,960
Redeemed	(456,660)	(10,096,134)	(1,347,132)	(22,363,356)
Total	(60,123)	$(1,299,710)	101,676	$2,495,268

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

7. Industry Risk

If a Fund has significant investments in the securities of issuers within a particular industry, any development affecting that industry will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that industry. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. Occasionally, market conditions, regulatory changes or other developments may negatively impact a particular industry. Under the Russell ICB Industry and Sector classification, equity companies are categorized within 11 industries and 45 sectors and 171 subsectors. Prior to September 21, 2020 the Russell Global Sectors had classified companies into 9 sectors, 33 subsectors and 157 industries. As of March 31, 2021, the Small Cap Fund had 30.7% and 24.9% of the value of its net assets invested in stocks within the Russell ICB Industrials and Technology industries, respectively. As of March 31, 2021, the SMid Cap Fund had 35.6% of the value of its net assets invested in stocks within the Russell ICB Industrials industry. The Funds consider companies to be “in the same industry” for purposes of industry concentration if the companies are categorized in the same Russell ICB subsector. As of March 31, 2021, neither Fund had 25% or more of its assets invested in stocks within any one sector or subsector under the Russell ICB Industry and Sector classification.

8. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

9. Coronavirus (COVID-19) Pandemic

The COVID-19 pandemic has caused financial markets to experience significant volatility and uncertainty exists as to its long term impact. COVID-19 has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and economic uncertainty. Although vaccines for COVID-19 are becoming more widely available, the impact of the outbreak may last for an extended period of time, and the pace of recovery may vary from market to market. The impact of epidemics and pandemics such as COVID-19 could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. As a result, a Fund’s performance and the ability to achieve its investment objective may be adversely impacted. Management is monitoring the development of the pandemic and evaluating its impact on the financial position and operating results of the Funds.

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

10. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

CONESTOGA FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees, Rule 12b-1 distribution fees (if applicable), shareholder servicing fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the tables below are based on an investment of $1,000 made at the beginning of the most recent period (October 1, 2020) and held until the end of the period (March 31, 2021).

The tables below illustrate each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the tables are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

CONESTOGA FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

More information about the Funds’ expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s prospectus.

Conestoga Small Cap Fund	Beginning Account Value October 1, 2020	Ending Account Value March 31, 2021	Net Expense Ratio(a)	Expenses Paid During Period(b)
Institutional Class
Based on Actual Fund Returns	$1,000.00	$1,282.20	0.90%	$5.12
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.44	0.90%	$4.53
Investor Class
Based on Actual Fund Returns	$1,000.00	$1,280.90	1.10%	$6.26
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.45	1.10%	$5.54

Conestoga SMid Cap Fund	Beginning Account Value October 1, 2020	Ending Account Value March 31, 2021	Net Expense Ratio(a)	Expenses Paid During Period(b)
Institutional Class
Based on Actual Fund Returns	$1,000.00	$1,218.80	0.85%	$4.70
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.69	0.85%	$4.28
Investor Class
Based on Actual Fund Returns	$1,000.00	$1,216.70	1.10%	$6.08
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.45	1.10%	$5.54

(a)	Annualized, based on each Fund’s most recent one-half year expenses.
(b)

Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period), for Actual and Hypothectical Return information, respectively.

CONESTOGA FUNDS
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-494-2755, or on the SEC’s website at sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-800-494-2755, or on the SEC’s website at sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These filings are available upon request by calling 1-800-494-2755. Furthermore, you may obtain a copy of the filings on the SEC’s website at sec.gov.

CONESTOGA FUNDS
APPROVAL OF ADVISORY AGREEMENTS (Unaudited)

At a meeting held on November 17, 2020, the Board of Trustees of Conestoga Funds (the “Board”) considered the annual renewals of the advisory agreements with the Adviser on behalf of the Conestoga Small Cap Fund (the “Small Cap Fund”) and the Conestoga SMid Cap Fund (the “SMid Cap Fund,” together with the Small Cap Fund, the “Funds,” each a “Fund”), respectively (the “Investment Advisory Agreements”) between each Fund and Conestoga Capital Advisors, LLC (“CCA” or the “Adviser”).1

In evaluating the Investment Advisory Agreements, generally the Board relied upon its knowledge of CCA, CCA’s services and the Small Cap Fund and SMid Cap Fund, resulting from the Board’s meetings and interactions with management throughout the year. The Board also relied upon written materials and oral presentations regarding the Investment Advisory Agreements, which the Board had received as requested in preparation for its consideration of the Investment Advisory Agreements. The Board reviewed and considered the nature, extent and quality of the investment advisory services provided by CCA under the Investment Advisory Agreements, including portfolio management, investment research, equity securities trading and monitoring for best execution, and adviser resources dedicated to the Small Cap Fund and SMid Cap Fund. The Board also reviewed and considered the nature, extent and quality of the non-advisory services provided, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities.

The Board placed a significant emphasis on the investment performance of the Small Cap Fund and SMid Cap Fund. While consideration was given to performance reports and discussions throughout the year, particular attention in assessing performance was given to information furnished in connection with the contract renewals. The Board also took into consideration CCA’s expectations for the acceptable performance of each Fund over longer terms periods.

The Board reviewed information comparing the Small Cap Fund’s total returns for various periods ended September 30, 2020 (annualized for periods greater than one year) to the performance of: (1) the Russell 2000 Index and Russell 2000 Growth Index (together, the “Small Cap Indices”), (2) other comparable small cap mutual funds provided by CCA, and (3) other mutual funds included in the Small High Growth Morningstar Institutional Category (the “Small Cap Peer Group”). The Board noted that the Small Cap Fund (Investors Share Class) outperformed the Small Cap Indices for the year-to-date, 1-year (Russell 2000 Index only), 3-year, 5-year and 10-year periods, and underperformed the Russell 2000 Growth Index for the 1-year period. The Board also noted that the Small Cap Fund’s returns (Investors Share Class) were below the Small Cap Peer Group average and median for the year-to-date, 1-year, and 3-year periods, and above the Small Cap Peer

[1]

Pursuant to relief granted by the U.S. Securities and Exchange Commission (the “SEC”) in light of the COVID-19 pandemic (the “Relief”) and a determination by the Board that reliance on the Relief was appropriate due to circumstances related to the current and potential effects of COVID-19, the meeting was held by videoconference.

CONESTOGA FUNDS
APPROVAL OF ADVISORY AGREEMENTS (Unaudited) (Continued)

Group average and median for the 5-year period. The Board considered that the Small Cap Fund (Investors Share Class) ranked in the 65th percentile of the Small Cap Peer Group for the 1-year period.

The Board reviewed information comparing the SMid Cap Fund’s total returns for various periods ended September 30, 2020 (annualized for periods greater than one year) to the performance of: (1) the Russell 2500 Index and Russell 2500 Growth Index, (2) other comparable smid cap mutual funds provided by CCA, and (3) other mutual funds included in the Mid Core Growth Morningstar Institutional Category (the “SMid Cap Peer Group”). The Board noted that the SMid Cap Fund (Investors Share Class) outperformed the Russell 2500 Index for the year-to-date, 1-year and since-inception (January 21, 2014) periods and underperformed the Russell 2500 Growth Index for the year-to-date, 1-year and since-inception (January 21, 2014) periods. The Board also considered that the SMid Cap Fund’s returns (Investors Share Class) were below the SMid Cap Peer Group average and median for the year-to-date, 1-year, and 3-year periods and above the SMid Cap Peer Group average and median for the 5-year period. The Board considered that the SMid Cap Fund (Investors Share Class) ranked in the 70th percentile of the SMid Cap Peer Group for the 1-year period.

On the basis of the foregoing, the Board concluded that CCA’s performance in managing each Fund indicated that the Adviser’s continued management will benefit the Funds and their shareholders.

The Board compared the net expense ratio and management fee of the Small Cap Fund and SMid Cap Fund to the net expense ratios and management fees of the Small Cap Peer Group and SMid Cap Peer Group, respectively. For the Small Cap Fund, the Board noted that the management fee was ten basis points above the Small Cap Peer Group average and that the net expense ratios were below the Small Cap Peer Group average. With respect to the SMid Cap Fund, the Board noted that the management fee was ten basis points above the SMid Cap Peer Group average, and that the net expense ratios were below the SMid Cap Peer Group average. The Board noted the smaller size of the SMid Cap Fund as compared to the SMid Cap Peer Group average and median. The Board also considered CCA’s undertaking to continue to limit the Funds’ total operating expenses (with certain exclusions) until at least January 31, 2022 at current levels.

Overall, the Board concluded that the management fees paid by the Small Cap Fund and SMid Cap Fund were reasonable in comparison to the management fees of the respective peer groups. The Board also concluded that the management fees paid by the Small Cap Fund and the SMid Cap Fund to CCA were reasonable in comparison to the management fees charged by CCA to its other advisory clients, particularly when considering the nature of the services provided to Fund shareholders versus CCA’s other clients. While intending to continuously monitor the fee structures of the Small Cap Fund and SMid Cap Fund, the

CONESTOGA FUNDS
APPROVAL OF ADVISORY AGREEMENTS (Unaudited) (Continued)

Board found their expense structures to be acceptable in view of the nature and structure of Fund operations, CCA’s contractual agreements to limit Fund operating expenses, and, with respect to the SMid Cap Fund, the size of the Fund.

The Board reviewed the costs of the services provided by CCA and discussed the profitability of the Small Cap Fund and SMid Cap Fund advisory relationships to CCA. The Board considered “fall-out benefits” that could be derived by CCA from its relationship with the Small Cap Fund and SMid Cap Fund. The Board also considered CCA’s use of “soft dollar” arrangements. Under such arrangements, it was noted, brokerage commissions paid by the Small Cap Fund, SMid Cap Fund and/or other accounts managed by CCA would be used to pay for research that a securities broker obtains from third parties. The Board considered CCA’s representation that the Small Cap Fund’s fee structure reflects economies of scale, and considered the asset size of the SMid Cap Fund and potential economies of scale in the future.

After further discussion and consultation with Independent Trustee counsel, the Board agreed that they have been provided with sufficient information with which to approve the Investment Advisory Agreements for another year with respect to each of the Small Cap Fund and SMid Cap Fund.

Following further consideration of the foregoing factors and such other matters as were deemed relevant, with no single factor being determinative and each Trustee not necessarily attributing the same weight to each factor, the Board, including a majority of the Independent Trustees, concluded that the management fee rates of the Funds continued to be supported by the services provided by CCA to the Funds, as well as the costs that were incurred and benefits that were gained by the Adviser in providing such services. As a result, the Independent Trustees concluded that it was in the best interests of the Small Cap Fund and SMid Cap Fund’s shareholders to approve the continuation of the Investment Advisory Agreements and the Board, including a majority of the Independent Trustees, determined to approve the Investment Advisory Agreements.

CONESTOGA FUNDS
PRIVACY NOTICE

This notice is being provided to you in accordance with the Securities and Exchange Commission’s rule regarding the privacy of consumer financial information (“Regulation S-P”). Please take the time to read and understand the privacy policies and procedures that we have implemented to safeguard your nonpublic personal information.1

INFORMATION WE COLLECT

The Conestoga Funds must collect certain personally identifiable financial information about its customers to ensure that it offers the highest quality financial services and products. The personally identifiable financial information which we gather during the normal course of doing business with you may include:

1.	information we receive from you on applications or other forms;

2.	information about your transactions with us, our affiliates, or others;

3.	information collected through an Internet “cookie” (an information collecting device from a web server); and,

4.	information we receive from a consumer reporting agency.

INFORMATION WE DISCLOSE

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In accordance with Section 248.13 of Regulation S-P, we may disclose all of the information we collect, as described above, to certain nonaffiliated third parties such as attorneys, accountants, auditors and persons or entities that are assessing our compliance with industry standards. We enter into contractual agreements with all nonaffiliated third parties that prohibit such third parties from disclosing or using the information other than to carry out the purposes for which we disclose the information.

CONFIDENTIALITY AND SECURITY

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide financial products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

[1]

Nonpublic personal information means personally identifiable financial information and any list, description or other grouping of consumers that is derived using any personally identifiable financial information that is not publicly available.

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Interested Trustees

Robert M. Mitchell, Chairman and
Chief Executive Officer
Mark S. Clewett, Senior Vice President

Independent Trustees

Nicholas J. Kovich
James G. Logue
Denise C. Marbach
M. Eugenie G. Logue
James R. Warren

Investment Adviser

Conestoga Capital Advisors, LLC
CrossPoint at Valley Forge
550 E. Swedesford Road, Suite 120 East
Wayne, PA 19087

Dividend Paying Agent,
Shareholders’ Servicing Agent,
Transfer Agent

Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Custodian

UMB Bank, NA
928 Grand Blvd.
Kansas City, MO 64106

Distributor

Ultimus Fund Distributors, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Independent Registered Public Accounting Firm

BBD, LLP
1835 Market Street 3rd Floor
Philadelphia, PA 19103

Legal Counsel

Faegre Drinker Biddle & Reath LLP
One Logan Square Suite 2000
Philadelphia, PA 19103

Conestoga Funds’ Officers

Robert M. Mitchell, Chairman and
Chief Executive Officer
Duane R. D’Orazio, Secretary, Chief Compliance Officer
Mark S. Clewett, Senior Vice President
Joseph F. Monahan, Senior Vice President, Treasurer
Jennifer L. Leamer, Assistant Treasurer
Daniel D. Bauer, Assistant Treasurer
Kara Baird, Assistant Vice President
and Anti-Money Laundering Officer

This report is provided for the general information of the shareholders of the Conestoga Small Cap and SMid Cap Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

Conestoga Funds-SAR-21

(b)	Not applicable

Item 2.	Code of Ethics.

Not required

Item 3.	Audit Committee Financial Expert.

Not required

Item 4.	Principal Accountant Fees and Services.

Not required

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Conestoga Funds

By (Signature and Title)*		/s/ Robert M. Mitchell
Robert M. Mitchell, Chief Executive Officer

Date	June 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Robert M. Mitchell
Robert M. Mitchell, Chief Executive Officer

Date	June 3, 2021

By (Signature and Title)*		/s/ Joseph F. Monahan
Joseph F. Monahan, Treasurer and Principal Accounting Officer

Date	June 3, 2021

*	Print the name and title of each signing officer under his or her signature.